CONSOLIDATED STAINLESS, INC.                                        Exhibit 99.2

Case No.: 97-02593JJF                                            ACCRUAL BASIS-1


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      for the month ending January 31, 1998

================================================================================

                                          Document     Previously  Explanation
Required Attachments:                     Attached     Submitted     Attached

1.  Tax Receipts                            ( X )         ( )          ( )

2.  Bank Statements                         ( X )         ( )          ( )

3.  Most recently filed                      ( )         ( X )         ( )
    Income Tax Return

4.  Most recent Annual Financial             ( )         ( X )         ( )
    Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PERPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Burton R. Chasnov                          Executive Vice President/CFO
------------------------------------       -------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                            TITLE

Burton R. Chasnov                                   February 16, 1998
------------------------------------       -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:

/s/ Daniel A. Rashy                                     Controller
------------------------------------       -------------------------------------
SIGNATURE OF PREPARER                                     TITLE

Daniel A. Rashy                                     February 16, 1998
------------------------------------       -------------------------------------
PRINTED NAME OF PREPARER                                   DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-2
                            COMPARATIVE BALANCE SHEET

Case No.: 97-02593JJF                                                1ST QUARTER

---------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                              MONTH           MONTH           MONTH
                                                                             ----------------------------------------------
                                                              SCHEDULE            JAN 1998
---------------------------------------------------------------------------------------------------------------------------
1.    CASH                                                                         201,223
---------------------------------------------------------------------------------------------------------------------------
2.    ACCOUNTS RECEIVABLE (NET)                                                  4,996,602
---------------------------------------------------------------------------------------------------------------------------
3.    INVENTORY                                                                 16,446,051
---------------------------------------------------------------------------------------------------------------------------
4.    NOTES RECEIVABLE                                                             256,630
---------------------------------------------------------------------------------------------------------------------------
5.    PREPAID EXPENSES*                                                            205,387
---------------------------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                                      2(a)                568,397
---------------------------------------------------------------------------------------------------------------------------
7.    TOTAL CURRENT ASSETS                                                      22,674,290
---------------------------------------------------------------------------------------------------------------------------
8.    PROPERTY, PLANT & EQUIPMENT                                               20,197,174
---------------------------------------------------------------------------------------------------------------------------
9.    LESS:  ACCUMULATED                                                                 -
       DEPRECIATION / DEPLETION                                                  5,188,159
---------------------------------------------------------------------------------------------------------------------------
10.   NET PROPERTY, PLANT & EQUIPMENT                                           15,009,015
---------------------------------------------------------------------------------------------------------------------------
11.   DUE FROM AFFILIATES & INSIDERS                                                48,547
---------------------------------------------------------------------------------------------------------------------------
12.   INTANGIBLES (ATTACH LIST)                                                          -
---------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                      2(b)                240,531
---------------------------------------------------------------------------------------------------------------------------
14.   TOTAL ASSETS                                                              37,972,383
---------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
15.   ACCOUNTS PAYABLE                                                              76,388
---------------------------------------------------------------------------------------------------------------------------
16.   TAXES PAYABLE                                                                 56,028
---------------------------------------------------------------------------------------------------------------------------
17.   NOTES PAYABLE                                                                      -
---------------------------------------------------------------------------------------------------------------------------
18.   PROFESSIONAL FEES                                                            274,194
---------------------------------------------------------------------------------------------------------------------------
19.   SECURED DEBT                                                               2,253,181
---------------------------------------------------------------------------------------------------------------------------
20.   DUE TO AFFILIATES & INSIDERS                                                       -
---------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                      2(c)                537,782
---------------------------------------------------------------------------------------------------------------------------
22.   TOTAL POSTPETITION LIABILITIES                                             3,197,573
---------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
23.   SECURED DEBT                                                              22,172,905
---------------------------------------------------------------------------------------------------------------------------
24.   PRIORITY DEBT                                                                674,158
---------------------------------------------------------------------------------------------------------------------------
25.   UNSECURED DEBT                                                            10,384,663
---------------------------------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                                      2(d)                565,537
---------------------------------------------------------------------------------------------------------------------------
27.   TOTAL PREPETITION LIABILITIES                                             33,797,263
---------------------------------------------------------------------------------------------------------------------------
28.   TOTAL LIABILITIES                                                         36,994,836
---------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------
29.   OWNERS' PREPETITION EQUITY                                                 2,153,841
---------------------------------------------------------------------------------------------------------------------------
30.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                                        (1,176,294)
---------------------------------------------------------------------------------------------------------------------------
31.   TOTAL EQUITY (DEFICIT)                                                       977,547
---------------------------------------------------------------------------------------------------------------------------
32.   TOTAL LIABILITIES & OWNERS' EQUITY                                        37,972,383
---------------------------------------------------------------------------------------------------------------------------

* Of this amount $122,288 represents prepaid inventory.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(a)
                              OTHER CURRENT ASSETS

Case No.: 97-02593JJF                                                1ST QUARTER

------------------------------------------------------------------------------------------------------------
                                                                     MONTH           MONTH           MONTH
                                                             -----------------------------------------------
                                                                                                   JAN 1998
------------------------------------------------------------------------------------------------------------
OTHER RECEIVABLES                                                                                   122,855
------------------------------------------------------------------------------------------------------------
DEFERRED FINANCING COSTS (NET)                                                                       47,500
------------------------------------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                                                               398,042
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER CURRENT ASSETS                                                                       568,397
------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(b)
                                  OTHER ASSETS

Case No.: 97-02593JJF                                                1ST QUARTER

------------------------------------------------------------------------------------------------------------
                                                                     MONTH           MONTH           MONTH
                                                            ------------------------------------------------
                                                                                                    JAN 1998
------------------------------------------------------------------------------------------------------------
SECURITY & MISCELLANEOUS DEPOSITS                                                                    63,793
------------------------------------------------------------------------------------------------------------
RETAINER - SAUL, EWING, REMICK, & SAUL, LLP                                                          91,738
------------------------------------------------------------------------------------------------------------
RETAINER - GREENBERG, TRAURIG, HOFFMAN
LIPOFF, ROSEN & QUENTEL, PA                                                                          50,000
------------------------------------------------------------------------------------------------------------
RETAINER - BDO SEIDMAN, LLP                                                                          25,000
------------------------------------------------------------------------------------------------------------
RETAINER - GLICKSTEIN, LAVAL, CARRIS,
LEVITT, LOOMIS & DANTUMA, PA                                                                         10,000
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                                                               240,531
------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(c)
                         OTHER POSTPETITION LIABILITIES

Case No.: 97-02593JJF                                                1ST QUARTER

------------------------------------------------------------------------------------------------------------
                                                                     MONTH           MONTH           MONTH
                                                            ------------------------------------------------
                                                                                                    JAN 1998
------------------------------------------------------------------------------------------------------------
BOOK OVERDRAFT                                                                                      129,626
------------------------------------------------------------------------------------------------------------
ACCRUED PAYROLL AND RELATED TAXES                                                                   108,050
------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE                                                                            220,834
------------------------------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                                                             48,929
------------------------------------------------------------------------------------------------------------
ACCRUED PROPERTY TAXES                                                                               28,891
------------------------------------------------------------------------------------------------------------
ACCRUED OTHER TAXES PAYABLE                                                                           1,452
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER POSTPETITION LIABILITIES                                                             537,782
------------------------------------------------------------------------------------------------------------

* Interest has been accrued for accounting purposes only.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-2(d)
                          OTHER PREPETITION LIABILITIES

Case No.: 97-02593JJF                                                1ST QUARTER

------------------------------------------------------------------------------------------------------------
                                                                     MONTH           MONTH           MONTH
                                                            ------------------------------------------------
                                                                                                    JAN 1998
------------------------------------------------------------------------------------------------------------
PROPERTY TAX ACCRUAL                                                                                 32,125
------------------------------------------------------------------------------------------------------------
OTHER TAXES PAYABLE                                                                                  14,561
------------------------------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                                                             40,967
------------------------------------------------------------------------------------------------------------
DEFERRED CREDIT                                                                                      35,730
------------------------------------------------------------------------------------------------------------
RESERVE FOR LITIGATION                                                                               30,500
------------------------------------------------------------------------------------------------------------
MISCELLANEOUS PAYABLES                                                                               13,612
------------------------------------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                                                               398,042
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER PREPETITION LIABILITIES                                                              565,537
------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-3

Case No.: 97-02593JJF                                                1ST QUARTER

-----------------------------------------------------------------------------------------------------------------
REVENUES                                                                 MONTH          MONTH           MONTH
                                                                   ----------------------------------------------
                                                     COMMENTS          JAN 1998
-----------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                   2,349,738
-----------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                         (119,942)
-----------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                      2,229,796
-----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------
4.    BEGINNING INVENTORY                                             17,434,164
-----------------------------------------------------------------------------------------------------------------
5.    ADD: PURCHASES & CAPITALIZED OVERHEAD                            1,053,632
-----------------------------------------------------------------------------------------------------------------
6.    LESS: ENDING INVENTORY                                          16,446,051
-----------------------------------------------------------------------------------------------------------------
7.              COST OF GOODS SOLD                                     2,041,745
-----------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                       188,051
-----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                                      80,968
-----------------------------------------------------------------------------------------------------------------
10.   DIRECT LABOR / SALARIES                                            333,841
-----------------------------------------------------------------------------------------------------------------
11.   PAYROLL TAXES                                                       40,939
-----------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE EXPENSE                               [1]              26,487
-----------------------------------------------------------------------------------------------------------------
13.   INSURANCE                                                           55,117
-----------------------------------------------------------------------------------------------------------------
14.   DEPRECIATION / DEPLETION / AMORTIZATION                            156,772
-----------------------------------------------------------------------------------------------------------------
15.   GENERAL & ADMINISTRATIVE                                            66,949
-----------------------------------------------------------------------------------------------------------------
16.   LESS: CAPITALIZED OVERHEAD                                        (219,045)
-----------------------------------------------------------------------------------------------------------------
17.   TOTAL OPERATING EXPENSES                                           542,028
-----------------------------------------------------------------------------------------------------------------
18.   OPERATING INCOME (LOSS)                                           (353,977)
-----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------
19.   INTEREST INCOME                                                     (2,804)
-----------------------------------------------------------------------------------------------------------------
20.   OTHER EXPENSES (ATTACH LIST)                                             -
-----------------------------------------------------------------------------------------------------------------
21.   INTEREST EXPENSE                                                   238,286
-----------------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                                      -
-----------------------------------------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES                                        235,482
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------
24.   PROFESSIONAL FEES                                                  266,254
-----------------------------------------------------------------------------------------------------------------
25.   U.S. TRUSTEE FEES                                                    3,333
-----------------------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                                                      -
-----------------------------------------------------------------------------------------------------------------
27.   TOTAL REORGANIZATION EXPENSES                                      269,587
-----------------------------------------------------------------------------------------------------------------
28.   INCOME TAX
-----------------------------------------------------------------------------------------------------------------
29.   NET PROFIT (LOSS)                                                 (859,046)
-----------------------------------------------------------------------------------------------------------------

[1] Includes $9,228 of rent expense from facilities leased from insiders.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(a)

                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-703-791
                                                                    Account Type: Cash Collateral of Mellon Bank*
------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH           MONTH           MONTH
                                                                      --------------------------------------------------
DISBURSEMENTS                                                                                                  JAN 1998
------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                           658.17
------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES                                                                                            -
------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                             3,309,658.27
------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)                                                                        -
------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS                                                                                        -
------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)                                                                             101,414.92
------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                3,411,073.19
------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                          3,411,731.36
------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                     PURPOSE          AMOUNT
------------------------------------------------------------------------------------------------------------------------
                         Revolving Line of Credit Pay Downs                                                 3,223,915.16
------------------------------------------------------------------------------------------------------------------------
                         Credit Card Merchant Fees                                                                257.97
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                          3,224,173.13
                                                                                                       -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                      187,558.23
------------------------------------------------------------------------------------------------------------------------

            Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

            * Funds in this account are to be used solely to pay down the balance owed on any outstanding indebtedness the Company may have to Mellon Bank. Funds are not available for operating purposes.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(b)

                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-953-131
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                  JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                       (83,975.50)
----------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES                                                                                            -
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                     -
-------------------------------------------------------------------------------------------------------------------------
           4. REVOLVER ADVANCES                                                                             1,336,922.58
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           6. ADJUSTMENT TO RECONCILE                                                                              10.00
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                1,336,932.58
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                          1,252,957.08
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
               1/31/98   Transfer to Mellon #2-703-791 to cover NSF                                             2,310.09
-------------------------------------------------------------------------------------------------------------------------
                         Auburndale (See Attached List)                               4(b)(1)                  50,097.85
-------------------------------------------------------------------------------------------------------------------------
                         Apopka (See Attached List)                                   4(b)(2)                  29,039.41
-------------------------------------------------------------------------------------------------------------------------
                         California (See Attached List)                               4(b)(3)                   5,225.71
-------------------------------------------------------------------------------------------------------------------------
                         Acworth (See Attached List)                                  4(b)(4)                   2,272.05
-------------------------------------------------------------------------------------------------------------------------
                         Jacksonville (See Attached List)                             4(b)(5)                  97,484.72
-------------------------------------------------------------------------------------------------------------------------
                         Houston (See Attached List)                                  4(b)(6)                   7,757.63
-------------------------------------------------------------------------------------------------------------------------
                         Lakeland (See Attached List)                                 4(b)(7)                  10,415.63
-------------------------------------------------------------------------------------------------------------------------
                         Chicago (See Attached List)                                  4(b)(8)                     636.19
-------------------------------------------------------------------------------------------------------------------------
                         Corporate (See Attached List)                                4(b)(9)                 429,170.44
-------------------------------------------------------------------------------------------------------------------------
                         Wires & Bank Debits (See Attached List)                      4(b)(10)                767,404.95
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                          1,401,814.67
                                                                                                         ----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                     (148,857.59)
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(c)

                                                                    Bank: Merrill Lynch
Case No.: 97-02593JJF                                               Account No.: 64A-07644
                                                                    Account Type: Cash & Money Fund
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                            JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            39.33
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. INTEREST INCOME                                                                                       0.23
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        0.23
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                 39.56
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
                         N/A
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  -
                                                                                                        -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                           39.56
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(d)

                                                                    Bank: Great Western
Case No.: 97-02593JJF                                               Account No.: 446-818297-7
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                  JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            15.50
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. DEPOSIT PETTY CASH CHECK                                                                            430.55
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                      430.55
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                446.05
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
        2003   1/5/98    Consolidated Stainless                                       Petty Cash                  200.00
-------------------------------------------------------------------------------------------------------------------------
               1/31/98   Monthly Service Fee                                                                        8.20
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                208.20
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                          237.85
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(e)

                                                                    Bank: NationsBank, N.A.
Case No.: 97-02593JJF                                               Account No.: 010-333-0164
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                 MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                   JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            43.04
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                 43.04
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
        1412   1/14/98   Cash                                                         Vehicle-Fuel                 32.01
-------------------------------------------------------------------------------------------------------------------------
               1/31/98   Monthly Maintenance Fee                                                                   10.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 42.01
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                            1.03
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(f)

                                                                    Bank: Comerica Bank - Texas
Case No.: 97-02593JJF                                               Account No.: 7881022961
                                                                    Account Type: Business Checking
---------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                 MONTH            MONTH            MONTH
                                                                       ----------------------------------------------------
DISBURSEMENTS                                                                                                     JAN 1998
---------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                             678.19
---------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
---------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
---------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                          -
---------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                  678.19
---------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                 PURPOSE           AMOUNT
---------------------------------------------------------------------------------------------------------------------------
               1/2/98    Deposited to Mellon Bank #2-703-791                          To Close Acct                 678.19
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  678.19
---------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                              -
---------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(g)

                                                                    Bank: Huntington Nat'l Bank
Case No.: 97-02593JJF                                               Account No.: 1603427364
                                                                    Account Type: Payroll
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH          MONTH            MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                  JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                        22,278.09
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES                                                                                            -
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                     -
-------------------------------------------------------------------------------------------------------------------------
           4. DEPOSITS                                                                                        275,000.00
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)                                                                                   -
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                  275,000.00
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                            297,278.09
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
                         See Attached                                                                         274,084.27
-------------------------------------------------------------------------------------------------------------------------
                         Other Adjustments:
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
               1/31/98   Void 12/17/97 ck#1327 Gary Cox                                                          (239.69)
-------------------------------------------------------------------------------------------------------------------------
                         (Replaced by ck#1558 1/15/98)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
               1/21/98   Service Charge                                                                           103.50
-------------------------------------------------------------------------------------------------------------------------
               1/30/98   Error in Check Clearing                                                                   (0.01)
-------------------------------------------------------------------------------------------------------------------------
                         (ck#313 written $511.26, cleared $511.25)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                            273,948.07
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                       23,330.02
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(h)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0215252138566
                                                                    Account Type: Payroll
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH          MONTH             MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                   JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                          (543.69)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                               (543.69)
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  -
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                         (543.69)
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(i)

                                                                    Bank: SunTrust Bank, N. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0288008734682
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                 MONTH           MONTH           MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                   JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                           (28.73)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                 3,444.30
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                    3,444.30
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                              3,415.57
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
               1/31/98   Monthly Maintenance Fee                                                                   15.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 15.00
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                        3,400.57
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(j)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0710629932410
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH          MONTH              MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                    JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                           426.17
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES                                                                                            -
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                   504.28
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)                                                                                   -
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                      504.28
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                930.45
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
               1/31/98   Service Fee                                                                               12.95
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 12.95
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                          917.50
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(k)

                                                                    Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0526001124765
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH          MONTH              MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                    JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            (2.55)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES                                                                                            -
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                    41.81
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           6. OTHER (ATTACH LIST)                                                                                   -
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                       41.81
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                 39.26
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
               1/31/98   Monthly Service Fee                                                                       15.38
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                 15.38
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                           23.88
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-4(l)

                                                                    Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0031000213063
                                                                    Account Type: Business Checking
-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH          MONTH            MONTH
                                                                       --------------------------------------------------
DISBURSEMENTS                                                                                                  JAN 1998
-------------------------------------------------------------------------------------------------------------------------
           1. CASH - BEGINNING OF MONTH                                                                            (4.45)
-------------------------------------------------------------------------------------------------------------------------
                                     RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
           2. CASH SALES                                                                                            -
-------------------------------------------------------------------------------------------------------------------------
           3. COLLECTION OF ACCOUNTS RECEIVABLE                                                                     -
-------------------------------------------------------------------------------------------------------------------------
           4. LOANS & ADVANCES (ATTACH LIST)                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           5. SALE OF ASSETS                                                                                        -
-------------------------------------------------------------------------------------------------------------------------
           6. REFUND OVERDRAWN SERVICE CHARGE                                                                       4.45
-------------------------------------------------------------------------------------------------------------------------
           7. TOTAL RECEIPTS                                                                                        4.45
-------------------------------------------------------------------------------------------------------------------------
           8. TOTAL CASH AVAILABLE                                                                                  -
-------------------------------------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  -
-------------------------------------------------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                            -
-------------------------------------------------------------------------------------------------------------------------

             Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                     ACCRUAL BASIS-7

Case No.:97-02593JJF

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------------------------------------------------
                                                INSIDERS
---------------------------------------------------------------------------------------------------------   CUMULATIVE
                                                                           TYPE OF           AMOUNT           UNPAID
                     NAME                              POSITION            PAYMENT            PAID           BALANCE
--------------------------------------------------------------------------------------------------------------------------
1.  See Accrual Basis-7(a)
--------------------------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------------------
6.          TOTAL PAYMENTS TO INSIDERS
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------
                                     TYPE           DATE OF COURT
                                      OF          ORDER AUTHORIZING               AMOUNT           AMOUNT         TOTAL PAID
             NAME                PROFESSIONAL          PAYMENT                   APPROVED           PAID           TO DATE
-----------------------------------------------------------------------------------------------------------------------------
1.  Saul, Ewing, et. al.       debtor attorney           [1]                     34,189.66        34,189.66        34,189.66
-----------------------------------------------------------------------------------------------------------------------------
2.                             debtor accountant
-----------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------
6.   Total Payments to Professionals                                             34,189.66        34,189.66        34,189.66
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULED            AMOUNTS
                                                       MONTHLY               PAID                     TOTAL
                                                       PAYMENTS             DURING                   UNPAID
NAME OF CREDITOR                                         DUE                MONTH                 POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------
1.  N/A
-----------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------
6.
-----------------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------------
8.          TOTAL
-----------------------------------------------------------------------------------------------------------------------------


[1] Per court order dated December 16, 1997 authorizing the payment of Administrative Fees.

CONSOLIDATED STAINLESS, INC.                                  ACCRUAL BASIS-7(a)

Case No.:97-02593JJF

---------------------------------------------------------------------------------------------------------------------------------
                                               INSIDERS
-------------------------------------------------------------------------------------------------------------        CUMULATIVE
                                                                         TYPE OF                    AMOUNT             UNPAID
                     NAME                           POSITION             PAYMENT                     PAID              BALANCE
---------------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Salary                     $ 21,634.62         3,605.76 [1]
---------------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Auto Allowance                  968.66             -
---------------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Life Insurance                1,887.30             -
---------------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Salary                       13,701.92         1,081.74 [2]
---------------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Auto Allowance                1,698.46
---------------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Life Insurance                2,191.80             -
---------------------------------------------------------------------------------------------------------------------------------
STEPHEN M. ADAMS                               V.P.-Prod.             Salary                       13,750.00             -
---------------------------------------------------------------------------------------------------------------------------------
STEPHEN M. ADAMS                               V.P.-Prod.             Auto Benefit                    541.72
---------------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Salary                       15,000.00             -
---------------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Auto Benefit                    656.16
---------------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Disability Insur.             1,826.50
---------------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Rent   [3]                    3,716.48
---------------------------------------------------------------------------------------------------------------------------------
R & H PARTNERS                                 N/A                    Rent   [3]                    5,512.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total Payments to Insiders                                                                       $ 83,085.62
---------------------------------------------------------------------------------------------------------------------------------

[1] Represents 10% salary deferral beginning on December 15, 1997.

[2] Represents 5% salary deferral beginning on December 15, 1997.

[3] Postpetition Rent.

                            LIST OF OMITTED SCHEDULES

1. Schedule of Cash Collateral of Mellon Bank Account Other Cash Receipts for the Period January 1, 1998 to January 31, 1998 (Account Number 2-703-791) [4(a)(1)]

2. Schedules of Mellon Bank Account Cash Disbursements for the Period January 1, 1998 to January 31, 1998 (Account Number 2-953-131):

       Auburndale              -  4(b)(1)
       Apopka                  -  4(b)(2)
       California              -  4(b)(3)
       Acworth                 -  4(b)(4)
       Jacksonville            -  4(b)(5)
       Houston                 -  4(b)(6)
       Lakeland                -  4(b)(7)
       Chicago                 -  4(b)(8)
       Corporate               -  4(b)(9)
       Wires & Bank Debits     -  4(b)(10)

3. Schedule of Huntington Bank Payroll Account Cash Disbursements for the Period January 1, 1998 to January 31, 1998 (Account Number 1603427364) [4(g)(1)]

4. Schedules of Accounts Receivable Aging, Post Petition Accounts Payable Aging, and Status of Post Petition Taxes as of January 31, 1998 [5]

5. Schedule of all Operating Bank Account Reconciliations and Cash on Hand as of January 31, 1998 [6(a) to 6(c)]

6. Schedule of Mellon Bank Account Last Checks Written as of January 31, 1998 (Account Number 2-953-131) [6(d)]

7. Questionnaire and Insurance Information [8]

8. Responses to Questionnaire [8(a)]

9. Personnel Headcount Activity [9]

10. Mellon Bank Statement of Account for the period December 31, 1997 to January 30, 1998 (Account Number 2-703-791)

11. Mellon Bank Statement of Account for the period December 31, 1997 to January 30, 1998 (Account Number 2-953-131)

12. Merrill Lynch Bank Statement of Account for the period January 1, 1998 to January 30, 1998 (Account Number 64A-07644)

13. Great Western Bank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 446-818297-7)

14. NationsBank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 010-333-0164)

15. Huntington National Bank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 1603427364)

16. SunTrust Bank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 0215252138566)

17. SunTrust Bank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 0288008734682)

18. SunTrust Bank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 0710629932410)

19. SunTrust Bank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 0526001124765)

20. SunTrust Bank Statement of Account for the period January 1, 1998 to January 31, 1998 (Account Number 0031000213063)

21. Payroll Tax Deposit Confirmation from Automatic Data Processing for January 20, 1998

22. Correspondence from Automatic Data Processing dated February 16, 1998 confirming electronic bank debits for payroll tax deposits


                                  Page 2 of 2